Retirement Benefit Plans - Amounts Arising from Defined Benefit Obligation in Consolidated Statements of Financial Position (Detail) $ in Millions, $ in Millions	Dec. 31, 2019 TWD ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 TWD ($)
Disclosure of defined benefit plans [abstract]
Present value of defined benefit obligation	$ 13,484.1		$ 13,662.7
Fair value of plan assets	(4,301.6)		(4,011.3)
Net defined benefit liability	$ 9,182.5	$ 307.0	$ 9,651.4